Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025 combines (i) the historical June 30, 2025 balance sheet of Kindly MD, Inc. (“KindlyMD”) and the historical June 30, 2025 balance sheet of Nakamoto Holdings, Inc. (“Nakamoto”) (ii) the required asset acquisition adjustments made in accordance with ASC 805-50 (iii) the PIPE #1 agreement (iv) the PIPE #2 agreement (v) the convertible debt issuance and (vi) the $5.0 billion equity offering as if the transactions occurred on June 30, 2025. Further, the Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2025 combines (i) the historical financial information of KindlyMD for the six months ended June 30, 2025 and the historical financial information Nakamoto from their inception date on March 6, 2025 through June 30, 2025 as if the transaction occurred on January 1, 2025 and (ii) the PIPE agreements, the convertible debt issuance and the $5.0 billion equity offering as if those transactions occurred on January 1, 2024. Finally, the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2024 combines the historical financial information of KindlyMD for the annual period ended December 31, 2024 and (ii) the PIPE agreements and (iv) the convertible debt issuance as if the transactions occurred on January 1, 2024.

As it pertains to the proforma statements of operations, the Company is aware that, in accordance with Rule 11-02(c)(2)(i) of Regulation S-X, all of the transactions should be presented as if they occurred on January 1, 2024. However, as Nakamoto was incepted on March 6, 2025, and therefore only had seventeen weeks of operating history (as of June 30, 2025), the Company has reflected the merger transaction (for purposes of the proforma statement of operations) as if it occurred on January 1, 2025.

Kindly MD, Inc. and Nakamoto Holdings, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2025

	As of June 30, 2025		Transaction Accounting Adjustments									As of June 30, 2025
	Kindly MD, Inc.	Nakamoto Holdings, Inc. (1)	(A) - Merger Consideration	Subtotal including Adjustment (A)	(B) - Convertible Debt	Subtotal including Adjustments (A) and (B)	(C) - Private Placement #1	Subtotal including Adjustments (A), (B) and (C)	(D) - Private Placement #2	Total Pro Forma Combined (including Adjustments (A), (B), (C) and (D)	(E) - The Offering	Total Pro Forma Combined (including Adjustments (A), (B), (C), (D), and (E)
ASSETS
Current assets:
Cash and cash equivalents	$6,024,604	390,760	$-	$6,415,364	$-	$6,415,364	$-	$6,415,364	$-	$6,415,364	$-	$6,415,364
Accounts receivable, net	7,472	-	-	7,472	-	7,472	-	7,472	-	7,472	-	7,472
Inventories, net	1,078	-	-	1,078	-	1,078	-	1,078	-	1,078	-	1,078
Deferred offering costs											3,096,000	3,096,000
Prepaid expenses and other current assets	339,100	-	-	339,100	-	339,100	-	339,100	-	339,100	-	339,100
Total current assets	6,372,254	390,760	-	6,763,014	-	6,763,014	-	6,763,014	-	6,763,014	3,096,000	9,859,014
Non-current assets:
Digital assets	2,250,566	-	-	2,250,566	-	2,250,566	-	2,250,566	-	2,250,566	-	2,250,566
Property and equipment, net	84,058	-	-	84,058	-	84,058	-	84,058	-	84,058	-	84,058
Capitalized software	619,861	-	-	619,861	-	619,861	-	619,861	-	619,861	-	619,861
Intangible assets	-	-	335,263,568	335,263,568	192,000,000	527,263,568	511,593,954	1,038,857,522	28,412,930	1,067,270,452	4,846,904,000	5,914,174,452
Operating lease right-of-use assets	545,422	-	-	545,422	-	545,422	-	545,422	-	545,422	-	545,422
Security deposits	18,121	-	-	18,121	-	18,121	-	18,121	-	18,121	-	18,121
TOTAL ASSETS	$9,890,282	390,760	$335,263,568	$345,544,610	$192,000,000	$537,544,610	$511,593,954	$1,049,138,564	$28,412,930	$1,077,551,494	$4,850,000,000	$5,927,551,494

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Accounts payable and accrued expenses	$364,201	5,035,091	1,000,000	6,399,292	-	6,399,292	-	6,399,292	-	6,399,292	$3,096,000	$9,495,292
Customer deposits	175	-	-	175	-	175	-	175	-	175	-	175
Current portion of operating lease liabilities	126,040	-	-	126,040	-	126,040	-	126,040	-	126,040	-	126,040
Current portion of notes payable	-	500,000	-	500,000		500,000	-	500,000	-	500,000	-	500,000
Total current liabilities	490,416	5,535,091	1,000,000	7,025,507	-	7,025,507	-	7,025,507	-	7,025,507	3,096,000	10,121,507
Non-current liabilities:
Operating lease liabilities, net of current portion	432,978	-	-	432,978	-	432,978	-	432,978	-	432,978	-	432,978
Notes payable, net of discount	-	-	-	-	192,000,000	192,000,000	-	192,000,000	-	192,000,000	-	192,000,000
TOTAL LIABILITIES	923,394	5,535,091	1,000,000	7,458,485	192,000,000	199,458,485	-	199,458,485	-	199,458,485	3,096,000	202,554,485

COMMITMENTS AND CONTINGENCIES

Stockholders’ equity (deficit):
Preferred Stock, $0.001 par value, 10,000,000 shares authorized; none issued and outstanding as of June 30, 2025	-	-	-	-	-	-	-	-	-	-	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized; 7,576,321 shares issued and outstanding as of June 30, 2025 on a historical basis; 358,559,633 outstanding on a proforma basis as of June 30, 2025	7,576	-	22,321	29,897	-	29,897	322,980	352,877	5,683	358,559	493,583	852,143
Pre-funded warrants, $.001 par value equivalent, none outstanding as of June 30, 2025 on a historical basis; 133,800,733 outstanding on a proforma basis as of June 30, 2025							133,801	133,801		133,801	-	133,801
Class A Common Stock ($0.01 par value, 800,000 shares authorized, 50,000 shares issued and outstanding)	-	500	-	500	-	500	-	500	-	500	-	500
Class B Common Stock ($0.01 par value, 200,000 shares authorized, 50,000 shares issued and outstanding)	-	500	-	500	-	500	-	500	-	500	-	500
Additional paid-in capital	20,186,811	9,000	334,241,247	354,437,058	-	354,437,058	511,137,174	865,574,231	28,407,247	893,981,479	4,846,410,417	5,724,997,009
Accumlated deficit	(11,227,499)	(5,154,331)	-	(16,381,830)	-	(16,381,830)	-	(16,381,830)	-	(16,381,830)	-	(16,381,830)
Total stockholders’ equity (deficit)	8,966,888	(5,144,331)	334,263,568	338,086,125	-	338,086,125	511,593,954	849,680,079	28,412,930	878,093,009	4,846,904,000	5,724,997,009
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$9,890,282	390,760	$335,263,568	$345,544,610	$192,000,000	$537,544,610	$511,593,954	$1,049,138,564	$28,412,930	$1,077,551,494	$4,850,000,000	$5,927,551,494

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025, are as follows:

(A)	Represents i) $308 million in consideration paid by the acquirer for the completion of the asset acquisition and ii) an estimated $1 million in transaction costs incurred (which have been accounted for in accordance with ASC 805-50-30). The fair value of the consideration transferred was calculated based on the approximate 22.3 million shares transferred by KindlyMD at their approximate trading price of $15.02 as of the August 14, 2025 date of the closing of the Merger. The full $335 million transaction price was allocated to an intangible asset representing Nakamoto’s marketing agreement with BTC, Inc. and the corresponding call option.

(B)	Represents a $200 million convertible debt issuance resulting in gross proceeds of $192 million. The note has a three-year term. The $8 million note discount will be amortized to interest expense over the three-year life of the loan on a straight-line basis. Further, the loan has an annual interest rate of 6% that does begin accruing until the second anniversary date. All of the proceeds from the loan were used to purchase Bitcoin and, therefore, the cash impact was net zero and resulted in an increase to intangible assets.

(C)	Represents an increase to equity based on the $511.6 million raised in a private placement. Total proceeds received were $494.1 million after deducting expenses paid of approximately $17.5 million, which were charged against the gross proceeds of the offering. In addition, approximately 323 million shares and 134 million pre-funded warrants were issued in lieu of shares based upon the $1.12 issuance price outlined in the PIPE agreement. All of the proceeds were used to purchase Bitcoin and therefore the cash impact was net zero and resulted in an increase to intangible assets for the net offering amount.

(D)	Represents an increase to equity based on $28.4 million in gross proceeds raised in a private placement. In addition, 5.7 million shares were issued based upon the $5.00 issuance price outlined in the PIPE agreement. All of the proceeds were used to purchase Bitcoin and therefore the cash impact was net zero and resulted in an increase to intangible assets for the offering amount.

(E)	Represents an increase to equity based on $5.0 billion in gross proceeds raised in public offering completed subsequent to the balance sheet date. Gross proceeds were $5.0 billion; estimated underwriting discounts and offering expenses of approximately $153.1 million were charged against the gross proceeds of the offering and recorded as a reduction of additional paid-in capital, resulting in net proceeds of $4.846 billion. In connection with the offering, the Company issued approximately 494 million shares of common stock at an issuance price of $10.13 per share. All of the net proceeds were used to purchase Bitcoin and, therefore, the cash impact was net zero and resulted in an increase to intangible assets for the net offering amount.

Kindly MD, Inc. and Nakamoto Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2025

	Six Months Ended June 30, 2025		Transaction		Six Months Ended June 30, 2025
	Kindly MD, Inc.	Nakamoto Holdings, Inc. (1)	Accounting Adjustments		Pro Forma Combined

Net revenues	$988,182	$-	$-		$988,182

Operating expenses:
Cost of revenues	15,466	-	-		15,466
Salaries and wages	2,659,465	-	-		2,659,465
General and administrative	1,713,919	5,153,024	-		6,866,943
Research and development	101	-	-		101
Depreciation and amortization	32,463	-	-		32,463
Total operating costs and expenses	4,421,414	5,153,024	-		9,574,438
					-
Income (loss) from operations	(3,433,232)	(5,153,024)	-		(8,586,256)
Other income (expense):
Other income	36,885	-	-		36,885
Unrealized loss on digital assets	(39,019)	-			(39,019)
Loss on disposal of property and equipment	(6,434)				(6,434)
Interest expense	(9,998)	(1,307)	(1,333,333)	AA	(1,344,638)
Total other income (expense)	(18,566)	(1,307)	(1,333,333)		(1,353,206)
Net income (loss) from continuing operations	(3,451,798)	(5,154,331)	(1,333,333)		(9,939,462)
Income (loss) per common share - basic and diluted	(0.54)	(51.54)			(0.01)
Weighted average number of shares outstanding - basic and diluted	6,421,263	100,000			984,788,724

(1)	The statement of operations for Nakamoto Holdings, Inc. included above includes activity from March 6, 2025 (inception) through June 30, 2025.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

There were no material pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2025, except for the following:

(AA)	Represents amortization of the $8 million debt discount on the convertible note payable for the six months ended June 30, 2025. The debt discount is being amortized over the three-year term of the loan on a straight-line basis. Interest does not begin accruing until the second anniversary date of the loan and is therefore not included in the proforma financial information.

Kindly MD, Inc. and Nakamoto Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2024

	Year Ended December 31, 2024		Transaction		Year Ended December 31, 2024
	Kindly MD, Inc.	Nakamoto Holdings, Inc.	Accounting Adjustments		Pro Forma Combined

Net revenues	$2,719,840	$-	$-		$2,719,840

Operating expenses:
Cost of revenues	82,814	-	-		82,814
Salaries and wages	3,562,405	-	-		3,562,405
General and administrative	1,907,055	-	-		1,907,055
Research and development	377,731	-	-		377,731
Depreciation	136,606	-	-		136,606
Total operating costs and expenses	6,066,611	-	-		6,066,611

Loss from operations	(3,346,771)	-	-		(3,346,771)
Other income (expense):
Other income	100,410	-	-		100,410
Interest expense	(393,448)	-	(2,666,667)	CC	(3,060,115)
Loss on extinguishment of debt	(38,889)	-	-		(38,889)
Gain on change in fair value of derivative liabilities	61,051	-	-		61,051
Total other income (expense)	(270,876)	-	(2,666,667)		(2,937,543)
Net income (loss) from continuing operations	(3,617,647)	-	(2,666,667)		(6,284,314)

Income (loss) per common share - basic	(0.67)	-			(0.01)
Weighted average number of shares outstanding - basic	5,391,433	-			961,437,751
Income (loss) per common share – diluted	(0.67)	-			(0.01)
Weighted average number of shares outstanding – diluted	5,391,433	-			1,032,866,322

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

There were no material pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024, except for the following:

(CC)	Represents amortization of the $8 million debt discount on the convertible note payable for the year ended December 31, 2024. The debt discount is amortized over the three-year life of the loan on a straight-line basis. Interest does not begin accruing until the second anniversary date and is therefore not included in the proforma financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Income (loss) per share

Income (loss) per share represents the income (loss) per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the private placements, assuming the shares were outstanding since January 1, 2024, and the issuance of additional shares in connection with the merger, assuming the shares were outstanding since January 1, 2025. As the transaction is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares issuable relating to the transaction have been outstanding for the entirety of the period presented. The diluted net income per share for the year ended December 31, 2024 includes the shares converted under the convertible debt agreement (using the “if converted” method) at a conversion rate of $2.80 in the weighted average shares outstanding calculation.

Six Months Ended June 30, 2025

Pro forma net income from continuing operations - basic and diluted	$(9,939,462)
Weighted average shares outstanding of common stock - basic and diluted	984,788,724
Net income per share attributable to common stockholders - basic and diluted	$(0.01)

Six Months Ended June 30, 2025
Kindly MD, Inc. historical weighted average shares outstanding - basic and diluted	6,421,263
Shares issued as consideration	22,321,143
Shares issued in private placement #1	456,780,316
Shares issued in private placement #2	5,682,586
Shares issued in offering	493,583,416
Pro forma shares outstanding - basic and diluted	984,788,724

Year Ended December 31, 2024

Pro forma net loss from continuing operations - basic and diluted	$(6,284,314)
Weighted average shares outstanding of common stock - basic and diluted	961,437,751
Net loss per share attributable to common stockholders - basic and diluted	$(0.01)

Year Ended December 31, 2024
Kindly MD, Inc. historical weighted average shares outstanding	5,391,433
Shares issued in private placement #1	456,780,316
Shares issued in private placement #2	5,682,586
Shares issued in offering	493,583,416
Pro forma shares outstanding - basic and diluted	961,437,751

Year Ended December 31, 2024
Pro forma net income from continuing operations w/ interest add back	$(3,224,199)
Weighted average shares outstanding of common stock – diluted	1,032,866,322
Net income per share attributable to common stockholders – diuted	$(0.00)

Year Ended December 31, 2024
Kindly MD, Inc. historical weighted average shares outstanding	5,391,433
Shares issued in private placement #1	456,780,316
Shares issued in private placement #2	5,682,586
Shares issued in offering	493,583,416
Assuming conversion of shares (convertible debt)	71,428,571
Pro forma shares outstanding	1,032,866,322

2.	Consideration Transferred

KindlyMD has agreed to transfer 22.3 million shares to Nakamoto shareholders as consideration for the acquisition. As of June 30, 2025, the closing price of the KindlyMD shares was approximately $13.85. As such, the Company determined the fair value of the 22.3 million shares to be equal to $309 million for purposes of determining the fair value of the acquired assets and liabilities and the corresponding preparation of the pro forma financial statements. Further, as the Company has concluded that the transaction should be accounted for as an asset acquisition in accordance with ASC 805-50, i) the estimated $1 million in transaction costs has been included as part of the fair value allocation and ii) no goodwill has been recognized. The entire $309 million acquisition cost was allocated to an intangible asset representing Nakamoto’s marketing agreement with BTC, Inc. and corresponding call option.

3.	Pre-funded Warrants

KindlyMD issued pre-funded warrants to purchase an aggregate of 133,800,733 shares of common stock at a purchase price of $1.119 per warrant. The pre-funded warrants are exercisable for $0.001 per share. Because substantially all of the exercise price was paid at the time of issuance, the pre-funded warrants are classified as a component of stockholders’ equity. For purposes of the earnings per share calculations, the pre-funded warrants have been assumed to be exercised in full for shares of common stock, as they are economically equivalent to common stock.